                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                      February 5, 1998 (January 21, 1998)



                                RCN CORPORATION

             (Exact name of registrant as specified in its charter)


         Delaware                    0-22825             22-3498533

       (State or other           (Commission File       (IRS Employer
       jurisdictionof               Number)           Identification No.)
       incorporation)



                    105 Carnegie Center, Princeton, NJ 08540
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (609) 734-3700


         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS


     On January 21, 1998, the Company entered into the Agreement and Plan of Merger (the "Erols Merger Agreement") among the Company, Erols Internet, Inc. ("Erols"), Erol Onaran, Gold & Appel Transfer, S.A. and ENET Holding, Inc., a wholly owned subsidiary of the Company, to acquire all of the outstanding shares of common stock of Erols. Erols will merge with and into ENET (the "Erols Merger"), with ENET as the surviving corporation. On the same day, the Company, UNET Holding, Inc., a wholly owned subsidiary of the Company, and Ultranet Communications, Inc. ("Ultranet") entered into an Agreement and Plan of Merger (the "Ultranet Merger Agreement"). The consummation of the Erols and Ultranet acquisitions are each expected to occur in the first quarter of 1998. With these acquisitions, the Company will become a leading Internet service provider ("ISP") in the Boston to Washington corridor, serving over 325,000 Internet service customers.

Merger with Erols Internet, Inc.

     Erols is a leading regional ISP with approximately 293,000 residential and business subscribers as of December 31, 1997 in targeted markets, including New York City, Philadelphia, Washington, D.C. and Boston. The Company expects to contribute to Starpower Communications, LLC ("Starpower"), a joint venture with Pepco Communications, L.L.C., an indirect wholly owned subsidiary of Potomac Electric Power Company, the majority of the subscribers acquired in the acquisition of Erols. Erols currently operates 56 physical points of presence ("POPs") throughout its geographic markets, and also currently utilizes 28 "Virtual POPs," which permit subscribers located adjacent to, but outside of the local calling areas of, physical POPs to dial into the Erols network on a local basis through arrangements with the relevant local exchange carrier. It offers a broad range of Internet-based services, including (i) Global Trader, Erols' turn-key e-commerce product for small businesses; (ii) Internet security services, including security consulting and virtual private networks; and (iii) Web hosting, design and development services. The Company has agreed to acquire Erols for an aggregate purchase price of approximately $77.8 million, consisting of cash, shares of the Company's Common Stock and the in-the-money value of options to purchase the Company's Common Stock plus the assumption and repayment of $5.7 million of debt, subject to certain conditions.

     The Erols Merger Agreement contains customary representations, warranties, and covenants by each party, and consummation of the Erols Merger is subject to the satisfaction of certain conditions, including, but not limited to, receipt of consents to assign certain agreements to which Erols is a party, and consent of each of RCN-BECOCOM (the Company's joint venture with Boston Edison Company ("BECO")) and Starpower to the Erols Merger and to the transactions contemplated by the Erols Merger Agreement. There can be no assurance that such acquisition will be consummated.

Merger with Ultranet Communications, Inc.

     Ultranet is a leading ISP in the Boston area with more than 32,000 residential and business customers in New England. The Company expects to contribute to RCN-BECOCOM the majority of the subscribers acquired in the acquisition of Ultranet. Ultranet provides Internet service to over 500 schools, and is presently building a network which will provide access throughout New Hampshire's universities and colleges. Ultranet has a wide network of 27 POPs. Services Ultranet offers to subscribers include (i) virtual hosting, which gives customers a corporate presence on the Internet, (ii) firewall security, which provides high quality control in monitoring access to documents and visitors to the customer's websites and (iii) UltraFax, which allows customers to send faxes from their desktops. Ultranet also offers its customers access to its network via an 800 number which allows access from every major city in the world. The Company has agreed to acquire Ultranet for an aggregate purchase price of approximately $27.3 million, consisting of cash, shares of the Company's Common Stock and the value of existing options to buy Ultranet common stock held by certain holders, subject to certain conditions. Ultranet had total revenues of approximately $6.7 million for the year ended June 30, 1997.

     The consummation of the Ultranet acquisition is subject to the satisfaction of certain conditions, including but not limited to, receipt of the necessary approval from Ultranet stockholders and other parties, receipt of governmental and regulatory approvals, the absence of injunctions or restraints, receipt of consent of RCN-BECOCOM to the Ultranet Merger and to the transactions contemplated by the Ultranet Merger Agreement and approval of shares of RCN Common Stock for quotation on the Nasdaq Stock Market. There can be no assurance that such acquisition will be consummated.

     In addition, on October 17, 1997, the Company issued 10% Senior Notes due 2007 in the aggregate principal amount of $225,000,000 and 11 1/8% Senior Discount Notes due 2007 in the aggregate principal amount at maturity of $601,045,000. The 11 1/8% Senior Discount Notes due 2007 were issued at a discount to yield gross proceeds of $350,000,524. In February 1998, the Company expects to issue 9.8% Senior Discount Notes due 2008 in the aggregate principal amount at maturity of $567,000,000. The 9.80% Senior Discount Notes are expected to be issued at a discount to yield gross proceeds of $350,587,440.

     Set forth below is certain unaudited summary pro forma financial information for the Company, giving effect to the acquisition of Erols and the issuance of the Company's 9.80% Senior Discount Notes due 2008.

                                RCN CORPORATION

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 1996
        ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND NUMBER OF SHARES)

                                                                                 LIBERTY/      ADJUSTMENTS
                                  ADJUSTMENTS      PRO FORMA   ADJUSTMENTS       FREEDOM       FOR ISSUANCE
                     RCN              FOR             FOR      FOR LIBERTY/    ACQUISITIONS    OF THE 1997        EROLS
                  HISTORICAL      DISTRIBUTION    DISTRIBUTION   FREEDOM       ADJUSTMENTS        NOTES       HISTORICAL(11)
                  ----------      ------------    ------------ ------------    ------------    ------------   --------------
Sales...........  $  104,910                       $  104,910    $ 5,206 (1)                                     $ 10,949
Cost and
expenses,
excluding
depreciation and
amortization....      79,107                           79,107      7,463 (1)                                       23,797
Depreciation and
amortization....      38,881                           38,881      5,644 (2)       5,000 (3)                        2,014
                  ----------        --------       ----------    -------         -------         --------        --------
Operating
(loss)..........     (13,078)                         (13,078)    (7,901)         (5,000)                         (14,862)
Interest income.      25,602         (15,127)(4)       10,475          5 (5)                                           10
Interest
expense.........     (16,046)         (7,461)(6)       (8,380)      (737)(5)                      (63,438)(7)        (161)
                                      15,127 (8)
Other (expense),
net.............        (546)                            (546)                                                     (1,628)
                  ----------        --------       ----------    -------         -------         --------        --------
(Loss) before
income taxes....      (4,068)         (7,461)         (11,529)    (8,633)         (5,000)         (63,438)        (16,641)
(Benefit)
provision for
income taxes....         979          (2,611)(9)       (1,632)    (2,420)(10)     (1,400)(10)     (22,203)(7)
                  ----------        --------       ----------    -------         -------         --------        --------
(Loss) before
minority
interest and
equity in
unconsolidated
entities........      (5,047)         (4,850)          (9,897)    (6,213)         (3,600)         (41,235)        (16,641)
Equity in (loss)
of
unconsolidated
entities........      (2,282)                          (2,282)
                  ----------        --------       ----------    -------         -------         --------        --------
(Loss) before
extraordinary
charge and
minority
interest in loss
of consolidated
entities........  $   (7,329)       $ (4,850)      $  (12,179)   $(6,213)        $(3,600)        $(41,235)       $(16,641)
                  ==========        ========       ==========    =======         =======         ========        ========
Unaudited pro
forma (loss)
before
extraordinary
charge and
minority
interest per
common share....  $    (0.27)                      $    (0.43)
Weighted average
number of common
shares and
common stock
equivalents
outstanding.....  27,484,628 (22)    793,303 (23)  28,277,931
                  ACQUISITION     ADJUSTMENTS
                  ADJUSTMENTS     FOR ISSUANCE
                   FOR EROLS      OF THE NOTES     PRO FORMA
                  --------------- --------------- ------------
Sales...........   $ (6,760)(12)                  $   114,305
Cost and
expenses,
excluding
depreciation and
amortization....    (14,692)(12)                       95,675
Depreciation and
amortization....     12,548 (13)                       64,087
                  --------------- --------------- ------------
Operating
(loss)..........     (4,616)                          (45,457)
Interest income.         (6)                           10,484
Interest
expense.........         99         $(34,958)(15)    (107,575)
Other (expense),
net.............      1,628                              (546)
                  --------------- --------------- ------------
(Loss) before
income taxes....     (2,895)         (34,958)        (143,094)
(Benefit)
provision for
income taxes....     (8,532)(14)     (12,235)(15)     (48,422)
                  --------------- --------------- ------------
(Loss) before
minority
interest and
equity in
unconsolidated
entities........      5,637          (22,723)         (94,672)
Equity in (loss)
of
unconsolidated
entities........     (9,435)(12)                      (11,717)
                  --------------- --------------- ------------
(Loss) before
extraordinary
charge and
minority
interest in loss
of consolidated
entities........   $ (3,798)        $(22,723)     $  (106,389)
                  =============== =============== ============
Unaudited pro
forma (loss)
before
extraordinary
charge and
minority
interest per
common share....                                  $     (3.64)
Weighted average
number of common
shares and
common stock
equivalents
outstanding.....    933,935 (24)                   29,211,866

      See Notes to Unaudited Pro Forma Consolidated Financial Statements

                                RCN CORPORATION

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                     NINE MONTHS ENDED SEPTEMBER 30, 1997
        ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND NUMBER OF SHARES)

                                                                       LIBERTY/      ADJUSTMENTS
                                        ADJUSTMENTS      PRO FORMA     FREEDOM       FOR ISSUANCE                  ACQUISITION
                           RCN              FOR             FOR      ACQUISITIONS    OF THE 1997        EROLS      ADJUSTMENTS
                        HISTORICAL      DISTRIBUTION    DISTRIBUTION ADJUSTMENTS        NOTES       HISTORICAL(11)  FOR EROLS
                        ----------      ------------    ------------ ------------    ------------   -------------- -----------
Sales...........        $   91,854                       $   91,854                                    $ 24,410     $(15,071)(12)
Cost and
expenses,
excluding
depreciation
and amortization.           91,183                           91,183                                      36,342      (22,438)(12)
Nonrecurring
charges.........            10,000                           10,000
Depreciation and
amortization....            39,135                           39,135    $ 1,250 (3)                        4,360        7,651 (13)
                        ----------        -------        ----------    -------         --------        --------     --------
Operating
(loss)..........           (48,464)                         (48,464)    (1,250)                         (16,292)        (284)
Interest income.            13,442        $(8,686)(4)         4,756
Interest
expense.........           (10,460)        (5,654)(6)        (5,654)                   $(47,578)(7)        (164)         101
                                           10,460 (8)
Other (expense)
income, net.....               229                              229                                           9
                        ----------        -------        ----------    -------         --------        --------     --------
(Loss) before
income taxes....           (45,253)        (3,880)          (49,133)    (1,250)         (47,578)        (16,447)        (183)
(Benefit) for
income taxes....           (11,907)        (1,358)(9)       (13,265)      (437)(10)     (16,652)(7)                   (7,226)(14)
                        ----------        -------        ----------    -------         --------        --------     --------
(Loss) before
equity in
unconsolidated
entities and
minority
interest........           (33,346)        (2,522)          (35,868)      (813)         (30,926)        (16,447)       7,043
Equity in loss
of
unconsolidated
entities........            (2,650)                          (2,650)                                                  (8,680)(12)
                        ----------        -------        ----------    -------         --------        --------     --------
Income (loss)
before
extraordinary
charge
and minority
interest in loss
of
consolidated entities.  $  (35,996)       $(2,522)       $  (38,518)   $  (813)        $(30,926)       $(16,447)    $ (1,637)
                        ==========        =======        ==========    =======         ========        ========     ========
Unaudited pro
forma (loss)
before
extraordinary charge
and minority
interest per
common share....        $    (1.31)                      $    (1.36)
Weighted average
number of common
shares and
common stock
equivalents
outstanding.....        27,481,298 (22)   793,303 (23)   28,274,601                                                  933,935 (24)
                        ADJUSTMENTS
                        FOR ISSUANCE
                        OF THE NOTES     PRO FORMA
                        --------------- ------------
Sales...........                        $   101,193
Cost and
expenses,
excluding
depreciation
and amortization.                           105,087
Nonrecurring
charges.........                             10,000
Depreciation and
amortization....                             52,396
                        --------------- ------------
Operating
(loss)..........                            (66,290)
Interest income.                              4,756
Interest
expense.........           (26,218)(15)     (79,513)
Other (expense)
income, net.....                                238
                        --------------- ------------
(Loss) before
income taxes....           (26,218)        (140,809)
(Benefit) for
income taxes....            (9,176)(15)     (46,756)
                        --------------- ------------
(Loss) before
equity in
unconsolidated
entities and
minority
interest........           (17,042)         (94,053)
Equity in loss
of
unconsolidated
entities........                            (11,330)
                        --------------- ------------
Income (loss)
before
extraordinary
charge
and minority
interest in loss
of
consolidated entities.    $(17,042)     $  (105,383)
                        =============== ============
Unaudited pro
forma (loss)
before
extraordinary charge
and minority
interest per
common share....                        $     (3.61)
Weighted average
number of common
shares and
common stock
equivalents
outstanding.....                         29,208,536

      See Notes to Unaudited Pro Forma Consolidated Financial Statements

                                RCN CORPORATION

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1997
                                ($ IN THOUSANDS)

                                       ADJUSTMENTS                      ADJUSTMENTS     ADJUSTMENTS
                             RCN     FOR ISSUANCE OF       EROLS      FOR ACQUISITION   FOR ISSUANCE
                          HISTORICAL THE 1997 NOTES    HISTORICAL(11)    OF EROLS       OF THE NOTES    PRO FORMA
                          ---------- ---------------   -------------- ---------------   ------------    ----------
ASSETS
Current Assets
 Cash and temporary cash
  investments...........   $183,337     $494,000 (16)     $   533        $(29,800)(17)    $344,587 (21) $  992,657
 Accounts receivable
  from related parties..     19,985                                                                         19,985
 Accounts receivable,
  net of reserve for
  doubtful accounts of
  $1,783................     20,665                           493                                           21,158
 Material and supply
  inventory, at average
  cost..................      2,428                                                                          2,428
 Prepayments and other..     15,796                           615                                           16,411
 Cash restricted for
  debt service..........                  22,500 (16)         125                                           22,625
 Deferred income taxes..      4,857                                                                          4,857
                           --------     --------          -------        --------         --------      ----------
Total current assets....    247,068      516,500            1,766         (29,800)         344,587       1,080,121
                           --------     --------          -------        --------         --------      ----------
Property, Plant and
 Equipment
 Hybrid fiber/coaxial
  plant.................    173,013                                                                        173,013
 Other property, plant
  and equipment.........    100,947                        22,466                                          123,413
                           --------     --------          -------        --------         --------      ----------
Total property, plant
 and equipment..........    273,960                        22,466                                          296,426
 Accumulated
  depreciation..........    101,544                         6,391          (6,391)(18)                     101,544
                           --------     --------          -------        --------         --------      ----------
 Net property, plant and
  equipment.............    172,416                        16,075           6,391                          194,882
                           --------     --------          -------        --------         --------      ----------
Investments.............     71,752                                        48,000 (19)                     119,752
Cash restricted for debt
 service................                  38,500 (16)         758                                           39,258
Intangible assets, net..    103,027                                        62,865 (18)                     165,892
Deferred charges and
 other assets...........      4,416       20,000 (16)         214                            6,000 (21)     30,630
                           --------     --------          -------        --------         --------      ----------
Total Assets............   $598,679     $575,000          $18,813        $ 87,456         $350,587      $1,630,535
                           ========     ========          =======        ========         ========      ==========


             See Notes to Unaudited Pro Forma Financial Statements

                                RCN CORPORATION

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1997
                                ($ IN THOUSANDS)

                                      ADJUSTMENTS                      ADJUSTMENTS    ADJUSTMENTS
                            RCN     FOR ISSUANCE OF       EROLS      FOR ACQUISITION  FOR ISSUANCE
                         HISTORICAL THE 1997 NOTES    HISTORICAL(11)    OF EROLS      OF THE NOTES    PRO FORMA
                         ---------- ---------------   -------------- ---------------  ------------    ----------
LIABILITIES AND
 SHAREHOLDERS' EQUITY
Current Liabilities
 Accounts payable to
  related parties.......  $ 12,766                                                                    $   12,766
 Accounts payable.......    22,395                       $ 15,660                                         38,055
 Advance billings and
  customer deposits.....     7,982                         23,676                                         31,658
 Accrued interest.......       845                                                                           845
 Accrued contract
  settlements...........     3,158                                                                         3,158
 Accrued cable
  programming expense...     2,231                                                                         2,231
 Accrued expenses and
  other.................    23,064                             39                                         23,103
 Current maturities of
  debt..................                                    1,102           (500)                            602
                          --------     --------          --------        -------        --------      ----------
Total current
 liabilities............    72,441                         40,477           (500)                        112,418
                          --------     --------          --------        -------        --------      ----------
Long-term debt..........   110,000     $575,000 (16)                                    $350,587 (21)  1,035,587
Deferred income taxes...    24,992                                       $22,470 (18)                     47,462
Other deferred credits..     2,570                          8,622                                         11,192
Minority interest.......    14,916                                                                        14,916
Commitments and
 contingencies
Common shareholders'
 equity.................   373,760                        (30,286)        65,486 (20)                    408,960
                          --------     --------          --------        -------        --------      ----------
Total liabilities and
 shareholders' equity...  $598,679     $575,000          $ 18,813        $87,456        $350,587      $1,630,535
                          ========     ========          ========        =======        ========      ==========


             See Notes to Unaudited Pro Forma Financial Statements

                                RCN CORPORATION

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                            (DOLLARS IN THOUSANDS)

  The Unaudited Pro Forma Consolidated Statements of Operations and Balance Sheet of RCN assume that the Company was an autonomous entity rather than a wholly owned subsidiary of C-TEC for the periods shown. The Pro Forma adjustments, as described below, are keyed to the corresponding amounts shown in the relevant statement.

  (1) Adjustment to reflect revenues of $1,330 and expenses of $2,598 of Liberty Cable Television, Inc. ("Liberty") and affiliates for the period January 1996 to March 1996 and revenue of $3,876 and expenses of $4,865 of Freedom New York L.L.C. ("Freedom") for the period March 1996 to August 1996 to present information as if the acquisition of Freedom had occurred at the beginning of 1996. See Note 4 to the Consolidated Financial Statements.

  (2) Adjustment to reflect depreciation and amortization of Liberty Cable and Freedom for the period as if the acquisition of Freedom had occurred at the beginning of 1996 and to reflect the increase in depreciation and amortization applicable as a result of the allocation of the purchase price paid on the basis of the fair value of assets acquired and liabilities assumed.

  (3) Adjustment to reflect the additional depreciation and amortization of $5,000 in 1996 and $1,250 in 1997 resulting from the acquisition of the minority interest of Freedom in March 1997 and to present the information as if the acquisition of the minority interest of Freedom had occurred at the beginning of 1996.

  (4) Adjustment to eliminate interest income of $8,686 for the nine months ended September 30, 1997 and $15,127 for the year ended December 31, 1996, net of income taxes of $(3,040) for the nine months ended September 30, 1997 and $(5,294) for the year ended December 31, 1996, on outstanding intercompany notes payable owed to the Company of which $110,000 was repaid and the remaining balance was treated as capital contributions from the Company to the borrower.

  (5) Adjustment to reflect interest expense and income of Liberty Cable and Freedom as if the acquisition of Freedom occurred at the beginning of 1996.

  (6) Adjustment to reflect interest expense and amortization of debt issuance costs of $5,654 for the nine months ended September 30, 1997 and $7,461 for the year ended December 31, 1996, net of income taxes of $(1,979) for the nine months ended September 30, 1997 and $(2,611) for the year ended December 31, 1996, on new third party debt of $110,000 which was incurred.

  (7) Adjustment to reflect interest expense and amortization of debt issuance costs related to the issuance of the Company's 10% Senior Notes due 2007 and 11 1/8% Senior Discount Notes due 2007 aggregating $47,578 for the nine months ended September 30, 1997 and $63,438 for the year ended December 31, 1996, net of income taxes of $16,652 for the nine months ended September 30, 1997 and $22,203 for the year ended December 31, 1996.

  (8) Adjustment to eliminate interest expense and amortization of debt issuance costs of $10,460 for the nine months ended September 30, 1997 and $15,127 for the year ended December 31, 1996 and related income taxes of $3,661 for the nine months ended September 30, 1997 and $5,294 for the year ended December 31, 1996 on existing outstanding third party debt that was repaid and on outstanding intercompany notes payable owned by the Company which were treated as capital contributions to the Company from the borrower.

                                RCN CORPORATION

                         NOTES TO UNAUDITED PRO FORMA
                CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


  (9) Income tax effects for the distribution adjustments are summarized as follows:

                                                        YEAR      NINE MONTHS
                                                       ENDED         ENDED
                                                    DECEMBER 31, SEPTEMBER 30,
                                                        1996         1997
                                                    ------------ -------------
                                                       BENEFIT (PROVISION)
   Elimination of interest expense and
    amortization of debt issuance costs on
    existing outstanding third party debt (see
    Note 8).......................................    $ 5,294       $ 3,661
   Incurrence of interest expense and amortization
    of debt issuance costs on new third party debt
    (see Note 6)..................................     (2,611)       (1,979)
   Elimination of interest income on outstanding
    intercompany notes (see Note 4)...............     (5,294)       (3,040)
                                                      -------       -------
   Total..........................................    $(2,611)      $(1,358)
                                                      =======       =======

  (10) Adjustments to income taxes for the acquisition are summarized as follows:

                                                         YEAR      NINE MONTHS
                                                        ENDED         ENDED
                                                     DECEMBER 31, SEPTEMBER 30,
                                                         1996         1997
                                                     ------------ -------------
   Losses of Liberty Cable and Freedom for period
    January 1996 to August 1996.....................   $(1,757)       $ --
   Additional depreciation and amortization (see
    Note 2).........................................      (663)         --
   Additional depreciation and amortization of
    acquisition in 1997 of 19.9% minority interest
    in March 1997 (see Note 3)......................    (1,400)        (437)
                                                       -------        -----
   Total............................................   $(3,820)       $(437)
                                                       =======        =====

  (11) In January 1998, the Company signed a definitive agreement to acquire Erols Internet, Inc. ("Erols"), Washington D.C.'s largest Internet service provider for $35,000 in cash (including the repayment of approximately $5,700 of debt of Erols) and $35,200 in newly issued RCN common stock. Additionally, the Company will issue approximately $13,300 in replacement stock options and restricted shares to employees and management of Erols. The Company will account for this transaction under the purchase method of accounting and accordingly, the financial statements of Erols are not consolidated with the Company's historical financial statements as of and for the periods ended December 31, 1996 and September 30, 1997. The financial information of Erols was provided by Erols.

  (12) Such adjustments include a pro forma allocation of historical operating results of Erols to the joint venture with PEPCO (see Note 19) based upon the relationship of the number of subscribers expected to be contributed to the joint venture to the total number of subscribers acquired in the merger. The Company's share of such operating results, including the depreciation and amortization effects of the allocation of $48,000 of the total purchase price to the joint venture, representing the assumed value of the subscribers to be contributed to the joint venture, are included in the adjustment for "equity in the loss of unconsolidated entities."

  (13) Such adjustment reflects the increase in depreciation and amortization for the effect of the fair value adjustment of the net assets of Erols acquired (see Note 18). Amortization of such excess over a five year period has been assumed, although a shorter life may result based on the study discussed in Note 18. Also, as discussed in Note 18, a portion of the excess may be allocated to certain in-process research and development projects. To the extent amounts are allocated to certain in-process research and development projects, pro forma amortization expense would be ratably reduced.

                                RCN CORPORATION

                         NOTES TO UNAUDITED PRO FORMA
                CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


  (14) Adjustment to reflect the tax effect of the pro forma adjustments, including the tax effect of the historical results of operations of Erols.

  (15) Adjustment to reflect interest expense and amortization of debt issuance costs related to the issuance of the Notes aggregating $26,218 for the nine months ended September 30, 1997 and $34,958 for the year ended December 31, 1996, net of income taxes of $9,176 for the nine months ended September 30, 1997 and $12,235 for the year ended December 31, 1996.

  (16) Adjustment to reflect the issuance in October 1997 of $225,000 10% Senior Notes due 2007 and $350,000 11 1/8% Senior Discount Notes due 2007, net of issuance costs of approximately $20,000 and escrow collateral of approximately $61,000, of which $22,500 has been classified as current in accordance with the terms of the Escrow and Security Agreement. The debt issuance costs are included in "deferred charges and other assets" and are amortized over the term of the 1997 Notes.

  (17) Adjustment to reflect $29,300 cash portion of the consideration for the merger and $500 of debt of Erols outstanding at September 30, 1997 which the Company intends to repay at closing. Erols incurred an additional $5,200 of debt subsequent to September 30, 1997, which the Company also intends to repay at closing. (See Note 11).

  (18) The Company will allocate the purchase price for Erols (see Note 11) on the basis of the fair market value of the assets acquired and liabilities assumed. The Company expects to undertake a study to determine such fair market values, including in-process research and development. Such fair market values may differ from the allocations assumed in the pro forma financial statements. The impact on deferred tax balances was included in the above-referenced fair value adjustments. Erol's historical property, plant and equipment has been adjusted to its estimated fair value based upon its depreciated cost. The remaining excess of consideration over the historical book value of Erols net assets acquired has been preliminarily allocated to subscriber base, goodwill and other intangible assets. Additionally, to the extent that a portion of the purchase price is allocated to in-process research and development, a charge, which may be material, would be recognized in the period in which the RCN/Erol's merger occurs and ratably reduce the amounts preliminarily allocated to subscriber base, goodwill and other intangible assets.

  (19) A subsidiary of the Company is a party to a joint venture with a subsidiary of Potomac Electric Power Company ("PEPCO"), to provide Washington, D.C. area residents and businesses local and long-distance telephone, cable television, and Internet services as a package from a single source. As a result of this joint venture, the Company will contribute to the joint venture the subscribers acquired in the merger with Erols which are in the relevant joint venture market. The value of such contribution for accounting purposes is estimated to be approximately $48,000. The joint venture is accounted for under the equity method of accounting. As a result, the Company's contribution is reflected as an increase in "Investments."

  (20) Adjustment to reflect the elimination of Erols' deficit equity and the issuance of $35,200 in RCN stock as a portion of the consideration for the merger (See Note 11).

  (21) Adjustment to reflect the issuance in February 1998 of $350,587 of 9.80% Senior Discount Notes due 2008. The debt issuance costs of $6,000 are included in "deferred charges and other assets" and are amortized over the term of the Notes.

  (22) The weighted average number of common shares outstanding is based on the weighted average number of shares of C-TEC Common Stock outstanding, for each applicable period, which approximates the actual number of Company shares outstanding as of September 30, 1997.

                                RCN CORPORATION

                         NOTES TO UNAUDITED PRO FORMA
                CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)


  (23) Represents adjustment for dilutive stock options of the Company based on the closing price of the Company's common stock on September 30, 1997. In connection with the Distribution, each Commonwealth Telephone Enterprises ("CTE") (formerly C-TEC Corporation) option was adjusted so that each holder currently holds options to purchase shares of CTE Common Stock, RCN Common Stock and Cable Michigan Common Stock. The number of shares subject to, and the exercise price of, such options were adjusted to take into account the Distribution and to ensure that the aggregate intrinsic value of the resulting RCN, Cable Michigan and CTE options immediately after the Distribution was equal to the aggregate intrinsic value of the CTE options immediately prior to the Distribution.

  (24) Represents adjustment for shares to be issued in connection with the acquisition of Erols (see Note 11) by applying the price per share (based on the average closing price of the Company's Common Stock prior to the closing of the Acquisition) which would have been applied had the transaction closed on January 30, 1998.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         RCN Corporation



                         By:     /s/  Bruce C. Godfrey
                             ---------------------------------
                            Name:   Bruce C. Godfrey
                            Title:  Executive Vice President
                                    and Chief Financial Officer


Date: February 5, 1998
      ----------------